Registration Nos. 33-31755
811-05880

SECURITIES AND EXCHANGE COMMISSION
100 F Street, N.E.
Room 1680
WASHINGTON, D.C. 20549
202-551-5850

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒
POST-EFFECTIVE AMENDMENT NO. 39
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☒
(Check appropriate box or boxes)
Amendment No. 40

THE GUARDIAN SEPARATE ACCOUNT D
(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
(Name of Depositor)

10 Hudson Yards, New York, New York 10001
(Address of Principal Executive Offices)
Depositor’s Telephone Number: (212) 598-8714
Patrick D. Ivkovich, Senior Counsel
The Guardian Insurance & Annuity Company, Inc.
10 Hudson Yards
New York, New York 10001
(Name and address of agent for service)

Approximate Date of Proposed Public Offering: Continuously on and after the effective date of this registration statement.
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2026 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:
☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)
☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of
Securities Act

☒	Insurance Company relying on Rule 12h-7 under the Exchange Act
☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act).

VARIABLE ANNUITY PROSPECTUS	Securities Act of 1933 File No. 033-31755
May 1, 2026
THE GUARDIAN INVESTOR® INDIVIDUAL VARIABLE ANNUITY
THIS PROSPECTUS describes two types of Individual Deferred Variable Annuity Contracts, the Single Premium Payment Contract and the Flexible Premium Payment Contract. It contains important information that you should know before investing in the contracts. Please read this prospectus carefully, along with the accompanying Fund prospectuses, and keep them for future reference.
The contracts are issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account D (the Separate Account). The contracts are annuity contracts and are long-term investment vehicles designed for retirement purposes. It will also pay a death benefit if the owner or Annuitant dies before Annuity Payments begin.
The Single Premium Payment Contract requires a minimum investment of $5,000, while the Flexible Premium Payment Contract requires a minimum initial premium payment of $500 ($1,000 in New York State). Your premiums may be invested in up to 20 Variable Investment Options or 19 Variable Investment Options and a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. See Appendix A: Investment Options Available Under the Contract for additional information about each investment option.
The contract is a complex investment and involves risks, including potential loss of principal. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties. Our obligations under the contract are subject to our financial strength and claims-paying ability.
The availability of investment options, contract benefits, or other contract features described in this prospectus may vary depending on the broker-dealer through which the contract is sold. See Distribution of Contract – Broker-Dealer Contract Variations.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involves investment risk, including possible loss of the principal amount invested.

i

Distribution of the Contract	49
Financial Statements	49
Legal Proceedings	50
Where to Get More Information	50
APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT	A-1
This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC.

ii

SPECIAL TERMS USED IN THIS PROSPECTUS
Accumulation Period: The period between the issue date of the contract and the retirement date.
Accumulation Unit: A measure used to determine the value of a contract owner’s interest in each variable investment option under the contract before Annuity Payments begin. Each variable investment option will have its own Accumulation Units.
Accumulation Value: The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.
Annuitant: The person on whose life the Annuity Payments payable under the contract are based.
Annuity Payments: Periodic payments, either variable or fixed in nature, made by GIAC to the Contract Owner at monthly or other periodic intervals after the Annuity Commencement Date.
Annuity Unit: A measure used to determine the amount of any variable annuity payment.
Business Day: Each day the New York Stock Exchange is open for trading and GIAC is open for business.
Beneficiary: The person(s) designated to receive any benefits under a contract upon the death of an owner.
Contract Anniversary Date: The annual anniversary measured from the issue date of the contract.
Contract Owner: You (or your); the person(s) or entity designated as the owner in the contract.
Customer Service Office: Contact Center For telephonic communications: Customer Service Office Contact Center 8:00 a.m. to 7:00 p.m. Eastern Time 1-800-830-4147.
Funds: The open-end management investment companies, each corresponding to a Variable Investment Option.
Good Order: Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its Mailing Address, that contains all information required by GIAC to process that transaction. For telephone transfer instructions, good order also means that the telephone call must be received on a business day and completed no later than the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, on that day in order to receive that day’s unit values.
Mailing Address:
For private express mail with tracking number:
Talcott Resolution - Annuity Service Operations
Administrator for your Guardian Annuity Contract
c/o Cognizant, sub-administrator
6716 Grade Ln., Building 9, Suite 910
Louisville, KY 40213.
For standard mail delivery without tracking number:
Talcott Resolution - Annuity Service Operations
Administrator for your Guardian Annuity Contract
c/o Cognizant, sub-administrator
P.O. Box 14293
Louisville, KY 40512-4293.
Retirement Date: The date on which annuity payments under the contract begin.
Valuation Period: The time period from the determination of one Accumulation Unit and Annuity Unit value to the next.

Variable Investment Options: The Funds underlying the contract are the Variable Investment Options – as distinguished from the fixed-rate option – available for allocations of Net Premium payments and allocation values.

OVERVIEW OF THE CONTRACT
Purpose. The contract is a variable annuity contract. It allows you to accumulate tax-deferred savings in our Variable Investment Options and the fixed-rate option. The contract is intended for retirement savings or other long-term investment purposes. The contract has various optional features and benefits that may be appropriate for you based on your financial situation and objectives. The contract also offers certain death benefit features, which can be used to transfer assets to your beneficiaries. The contract is not intended for people who may need to make early or frequent withdrawals, and may not be appropriate for you if you do not have a long-term investment horizon. The contract is no longer available for new sales.
Phases of the Contract. The contract has two phases, the Accumulation Period and the annuity period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. This contract allows you to allocate your Net Premium payments and Accumulation Value to Variable Investment Options, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and the fixed-rate option, which guarantees a fixed rate of interest. Additional information about each investment option is provided in Appendix A: Investment Options Available Under the Contract to this Prospectus.
On an agreed date, you will start receiving regular payments based on the Accumulation Value of your contract. This is the annuity period. The amount of the Annuity Payments will depend on earnings during the Accumulation Period, and afterward if you select a variable annuity option. Once your contract is annuitized your withdrawal rights, death benefits and living benefits under the Accumulation Period terminate.
Contract Features. Below is a brief summary of the contract’s primary features and options.
Accessing your Money. Before the annuity period, you can withdraw money from your contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1∕2.
Tax Treatment. You can transfer money among investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. If the Annuitant should die before Annuity Payments begin, then we pay a death benefit first to any surviving Beneficiaries (in the order you have designated). You also have the option of purchasing an enhanced death benefit rider that may provide a greater death benefit.
Additional Services.
Dollar Cost Averaging Programs. These programs allow you to systematically transfer a set amount each month between certain Variable Investment Options and the fixed-rate option.
Systematic Withdrawals. This program allows you to receive regular automatic withdrawals from your Contract either monthly, quarterly, semi-annual or annual basis.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
An investment in the contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.
Fees, Expenses, and Adjustments	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
For Single Premium Payment Contracts: If you withdraw money during the first 7 contract years following your single premium payment, you may be assessed a surrender charge of up to 6% of the premium withdrawn, declining to 0% over that time period. Surrender charges will reduce the value of your contract if you withdraw money during that time.
For example, if you make an early withdrawal, you could pay a surrender charge of up to $6,000 on a $100,000 investment. This loss will be greater if there are taxes or tax penalties.
For Flexible Premium Payment Contracts, the surrender charge will be the lesser of: 6% of the total premium payments made during the 84 months immediately preceding the date of withdrawal, or 6% of the total amount withdrawn. Surrender charges will reduce the value of your contract if you withdraw money during that time.
For example, if you make an early withdrawal, you could pay a surrender charge of up to $6,000 on a $100,000 investment. This loss will be greater if there are taxes or tax penalties.
Financial Information – Contract Costs and Expenses Expense tables - Transaction expenses

Are There Transaction Charges?	Yes. In addition to surrender charges, you also may be charged for the following transactions: transfers of cash value between investment.	Financial Information – Contract Costs and Expenses Expense tables – Transaction expenses

Are There Ongoing Fees and Expenses?
Yes
The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on options you have elected.
				Financial Information – Contract Costs and Expenses Expense tables - Transaction expenses
	Annual Fee	Minimum	Maximum
	Base Contract (Varies by Contract Class)[1]	1.15%	1.5%
	Investment Fund options (portfolio company fees and expenses)[2]	0.50%	1.41%
	Optional benefits available for an additional benefits charge (for a single optional benefit if elected)[3]	0.25%	0.30%
1 As a percentage of value in the Separate Account.
2 As a percentage of Fund net assets.
[3] The fee shown is calculated as a percentage of the value in the Separate
Account.
Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost $2,043	Highest Annual Cost $3,318
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination
of contract class, and fund
fees and expenses
●No optional benefits
●No sales charges
●No additional purchase
payments, transfers, or
withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of
contract class, optional benefits and
fund fees and expenses
●No sales charges
●No additional purchase payments,
transfers, or withdrawals

Risks		Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this contract including loss of principal.	Principal Risks
Is this a Short-Term Investment?
No.
This contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Amounts withdrawn from the contract may result in surrender charges, taxes and tax penalties. Surrender charges may apply for the first 7 years of the contract. Surrender charges will reduce the value of your contract if you withdraw money during that time.
Principal Risks

Risks		Location in Prospectus
The benefits of tax deferral and living benefit protection also mean the contract is more beneficial to investors with a long time horizon.
What Are the Risks Associated with the Investment Options?
●An investment in this contract is subject to the risk of poor investment performance and can vary based on the investment options available under the contract.
●Each investment option, including the fixed-rate option, has its own unique risks.
●You should review the prospectuses for the available funds before making an investment decision.
Principal Risks Appendix A: Investment Options Available Under the Contract
What Are the Risks Related to the Insurance Company?
An investment in the contract is subject to the risks related to us, as the
Insurance Company. Any obligations (including under the fixed-rate option), guarantees, and benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about GIAC, including our financial strength ratings, is available by contacting us at 1-800-830-4147.
Principal Risks

Restrictions		Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.
●We reserve the right to impose a charge for transfers among investment options in excess of 12 per contract year.
●We reserve the right to limit the frequency of transfers to not more than once every 30 days.
●We may limit transfers based on frequent trading activity.
●We reserve the right to remove or substitute the Variable Investment
Options that are available as investment options under the contract.
●We reserve the right to discontinue the fixed-rate option at any time.
●The fixed-rate option may not be available in your state.
●There are limitations on the number and amount of transfers into and out of the fixed-rate option.
●We reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for additional premium payments and/or transfers.
●You may choose to invest in a maximum of 25 of the 31 Variable
Investment Options or 24 of the Variable Investment Options and the
fixed-rate option, if available, at any time.
●During the annuity period, if you have a variable annuity payout option your transfers among the Variable Investment Options are limited to once each month.
●The availability of investment options, contract benefits, or other contract features described in this prospectus may vary depending on the broker-dealer through which the contract is sold.
The Accumulation Period - Transfers - Variable investment options - Fixed-rate option Other Information - Distribution of Contract
Are There any	Yes.	Other Contract

Restrictions	Location in Prospectus
Restrictions on Contract Benefits?
●Certain optional benefits limit or restrict the investment options that you may select under the contract. We may change these restrictions in the future.
●Certain optional benefits generally limit subsequent purchase payments.
●Withdrawals may reduce the value of a benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
●Optional benefits are no longer available for new sales.
●The availability of investment options, contract benefits, or other contract features described in this prospectus may vary depending on the broker-dealer through which the contract is sold.

Features
- Benefits
Under the
Contract
- Distributions
on death
- Enhanced
death benefit
riders
- Earnings
benefit rider
- Guaranteed
Lifetime
Withdrawal
Benefit
(GLWB)
Rider
Other
Information -
Distribution
of Contract

Taxes	Location in Prospectus
What Are the Contract's Tax Implications?
●You should consult with a tax professional to determine the tax implications of an investment in and payments received under this contract.
●If you purchase the contract through a tax-qualified plan or individual retirement account, you do not get any additional tax deferral.
●You will generally not be taxed on increases in the value of the contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if you take a withdrawal before age 59 1∕2.
Financial Information – Federal tax matters

Conflicts of Interest	Location in Prospectus
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.
Your rights and responsibilities – Distribution of the contract
Should I Exchange My Contract?
If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Buying a contract – Tax Free “Section 1035” Exchanges

EXPENSE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering, or making withdrawals from an investment option or from the contract or making withdrawals from the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, make withdrawals form the contract or transfer Accumulation Value among investment options. State annuity taxes may also be deducted.*
Transaction Expenses
Sales Load Imposed on Purchases: (as a percentage of purchase payments)	None
Deferred Sales Load (or Surrender Charge) (as a percentage of purchase payments or amount surrendered, as applicable):	6% of total premiums paid declining annually[1]
Transfer Fee:	Maximum: $25 Current: $0
*
If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract Accumulation Value, depending on state requirements.
1
For Single Premium Payment Contracts, the following contingent deferred sales charges will be assessed upon amounts withdrawn during the first seven contract years:
For Flexible Premium Payment Contracts, the contingent deferred sales charges will be the lesser of:
●
6% of the total payments made during the 84 months immediately preceding the date of withdrawal, or
●
6% of the total amount being withdrawn.
Number of contract years completed from date of the premium payment	Contingent deferred sales charge (surrender charge) percentage
0	6%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7+	0%
Transfer Fee:	Maximum: $25 Current: $0
Withdrawal Fee: $25[2]
2
For Single Premium Contracts after the first contract year, you may withdraw in each contract year, without a deferred sales charge, the greater of (i) 10% of the Accumulation Value on the date of the first withdrawal in the current contract year, or (ii) 10% of the amount of the single premium payment. Per contracts issued in Section 1035 exchanges or in certain IRA transfers or rollovers, this privilege may also be exercised in the first contract year. The amount used to calculate this charge will not exceed the single premium payment and the charge will not exceed 6% of the amount being withdrawn, as outlined in the table above.
For Flexible Premium Payment Contracts after the first contract year, you may withdraw in each contract year, without a deferred sales charge, the greater of (i) 10% of the Accumulation Value on the date of the first withdrawal in the current contract year, or (ii) 10% of the total premiums paid under the contract in the 84 months immediately preceding the date of your withdrawal. For contracts issued in Section 1035 exchanges on certain IRA transfers or rollovers, this privilege may also be exercised in the first contract year. This charge will not exceed 6% of the total premiums paid in the 84 months preceding the date of your withdrawal. There is a partial withdrawal charge that applies to partial withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the partial withdrawal amount. Partial withdrawals are only available if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option. Please see Financial information: Contract costs and expenses, for more information. Please see Financial information: Contract costs and expenses, for more information.
The next table describes the fees and expenses that you will pay each year during the time that you own the contract, not including the fees and expenses of the Funds associated with the Variable Investment Options. If you chose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Administrative Expenses:
$35.00*
* We refer to this as the annual contract fee which may be lower where required by state law.
Base Contract Expenses:
(as a percentage of daily net asset value)
Base Contract	1.15%
Optional Benefit Expenses:
Optional Death Benefit Expenses
(as a percentage of daily net asset value)
Seven Year Enhanced Death Benefit	0.30%
Contract Anniversary Enhanced Death Benefit	0.25%
The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Funds available under the contract, including their annual expenses, may be found in Appendix A at the back of this Prospectus.
Annual Portfolio Company Expenses
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Minimum	Maximum
0.50%	1.41%
Expense Examples
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other annuity contracts that offer variable options. These costs include the Contract Owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses. The Examples assume all Accumulation Value is allocated to the Variable Investment Options. Your costs could differ from those shown below if you invest in the fixed-rate option.

The Examples assume you invested $100,000 in the contract for the time period indicated. The Examples also assume that your investment has a 5% return each year and assume: a) 1.41% maximum and (b) 0.50% minimum fees and expenses of any of the underlying mutual funds. Although your actual costs may be higher or lower, based on those assumptions, your cost would be:
Chart 1. Chart 1 assumes you select the Flexible Premium Payment Contract with the 7 Year Enhanced Death Benefit Rider, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:
Time Periods
1 Year	3 Year	5 Year	10 Year
$8,544	$7,927	$6,256	$3,613
$7,640	$7,109	$5,332	$2,688
Chart 2. Chart 2 assumes you select the Flexible Premium Payment Contract with the 7 Year Enhanced Death Benefit Rider, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:
Time Periods
1 Year	3 Year	5 Year	10 Year
$3,038	$3,157	$3,281	$3,613
$2,083	$2,204	$2,332	$2,688
Chart 3. Chart 3 assumes you select the Single Premium Payment Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:
Time Periods
1 Year	3 Year	5 Year	10 Year
$8,246	$7,661	$5,976	$3,328
$7,342	$6,832	$5,003	$2,343
Chart 4. Chart 4 assumes you select the Single Premium Payment Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:
Time Periods
1 Year	3 Year	5 Year	10 Year
$2,723	$2,847	$2,976	$3,328
$1,768	$1,881	$2,003	$2,343

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Unsuitable as Short-Term Savings Vehicle. The contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the contract for short-term needs, it may not be the right contract for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Withdrawals may reduce the value of a benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit. Please discuss your insurance needs and financial objectives with your registered representative.
Investment Risk. You bear the risk of any decline in the Accumulation Value of your contract resulting from the performance of the Variable Investment Options you have chosen. The Accumulation Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Variable Investment Option. This risk could have a significant negative impact on certain benefits and guarantees under the contract. The investment risks are described in the prospectuses for the Variable Investment Option.
Investment Restrictions – Opportunity Risks. Generally, the living benefit riders impose restrictions and limitations on your choices of Variable Investment Options. These restrictions and requirements are intended to protect us and reduce the likelihood that we will have to pay guaranteed benefits under the riders out of our own assets. The restrictions and requirements could result in your missing out on some or all positive investment performance by certain of the portfolio companies – this means your opportunity for investment gains may be limited.
Insurance Company Insolvency. Our obligations under the contract are subject to our financial strength and claims-paying ability. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise.
Tax Consequences. Withdrawals are generally taxable (to the extent of any earnings in the contract), and prior to age 59 1∕2 a tax penalty may apply. In addition, even if the contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Business Continuity. Our variable product business is highly dependent upon our employees and the employees of our service providers and business partners being able to perform their job responsibilities, so our business is potentially susceptible to risks that impact employees and could adversely affect our ability to continue to conduct business. These risks include among other things, natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of employees to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those working arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions. Such catastrophic events may also negatively affect the computer and other systems we rely upon, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Cyber-Security. Our variable product business is highly dependent upon our computer systems and those of our business partners, so our business is potentially susceptible to risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, operational disruption, and unauthorized release of confidential customer information. A cyber-attack may adversely affect us and your contract value by, for example, interfering with our processing of contract transactions or our ability to calculate unit values, or causing the release and possible destruction of confidential customer or business information. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your contract to lose value. While we will continue to take steps to keep our systems safe, there can be no assurance that we or the underlying Funds or our service providers will avoid losses due to cyberattacks or information security breaches.

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered by this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total admitted assets (Statutory basis) of over $10.9 billion as of December 31, 2025. The financial statements of GIAC, as well as those for the Separate Account, appear in the Statement of Additional Information.
GIAC’s executive office is located at 10 Hudson Yards, New York, New York 10001.
GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2025, Guardian Life had total admitted assets (Statutory basis) in excess of $93.7 billion. Guardian Life does not issue the contracts offered by this prospectus and does not guarantee the benefits they provide. GIAC is obligated to pay all amounts under the contracts, subject to its financial strength and claims-paying ability.

BUYING A CONTRACT
There are two types of contracts. With a Flexible Premium Payment Contract, you make regular payments throughout the Accumulation Period. With a Single Premium Payment Contract, you make a single payment when you buy the contract. Both types of contracts allow you to direct where your Net Premium payments are invested.
The Purchase Process
If you would like to buy a contract, you must complete and sign the application form. You or your agent then must send it, along with your initial premium payment, by regular U.S. mail to the following address:
For private express mail with tracking number:
Talcott Resolution - Annuity Service Operations
Administrator for your Guardian Annuity Contract
c/o Cognizant, sub-administrator
6716 Grade Ln., Building 9, Suite 910
Louisville, KY 40213
For standard mail delivery without tracking number:
Talcott Resolution - Annuity Service Operations
Administrator for your Guardian Annuity Contract
c/o Cognizant, sub-administrator
P.O. Box 14293
Louisville, KY 40512-4293
Our decision to accept or reject your application is based on administrative rules such as whether you have completed the form completely and accurately. We have the right to reject any application or initial premium payment for any reason.
If we accept your application as received, we will credit your Net Premium payment to your new contract within two Business Days. If your application is not complete within five Business Days of our receiving it, we will return it to you along with your payment.
If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.
Payments
We require a minimum initial premium payment of $5,000 for Single Premium Payment Contracts, and $500 for Flexible Premium Payment Contracts ($1,000 in New York State). Thereafter, the minimum additional flexible payment is $100. However, if you purchase a Flexible Premium Payment Contract through an employer payroll deduction plan, we will accept purchase payments below $100. The total amount paid in flexible premium payments in any contract year after the first may not exceed, without our written consent, the lesser of 10 times the total amount you paid in premium payments in the first contract year, or $100,000.
Pursuant to tax regulations, the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts.
Tax-Free “Section 1035” Exchanges
You can generally exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a contract you already own for another, you might have to pay a surrender charge and taxes, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for the new contract and other charges may be higher (or lower), and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person may earn a commission if you buy this contract through an exchange or otherwise).

THE ACCUMULATION PERIOD
How We Allocate your Premium Payments
After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent Net Premium payments to your contract on the same day we receive them, provided we receive them prior to the close of our regular business day in Good Order.
If we receive your payment on a non-business day, or after our close, we will normally credit it on the next business day. If required in your state or municipality, premium taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the Net Premium payment.
If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.
We use your Net Premium payments to purchase accumulation units in the Variable Investment Options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds also includes the daily portion of Separate Account applicable to your contract and any riders chosen. See the Separate Account Level Annual Expenses table under the Expense Tables section. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.
You can change your investment option selections by notifying us in writing. We will apply your new instructions to subsequent Net Premium payments after we receive and accept them. Please remember that you cannot invest in more than twenty Variable Investment Options, or nineteen Variable Investment Options and the fixed-rate option at any given time.
Automated Purchase Payments
You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account or savings account to make monthly purchase payments. We will debit your account on the 15th of each month or the next business day if the 15th is not a business day (or another day of the month that we choose after we notify you). You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution. We may modify or terminate the automated payment program at any time, at our sole discretion.
The Separate Account
GIAC has established a Separate Account, known as Separate Account D, to receive and invest your premium payments in the Variable Investment Options. The Separate Account has 31 investment divisions, corresponding to the 31 Funds available to you. The performance of each division is based on the Fund in which it invests. Each investment division is divided into two subdivisions, one for tax qualified retirement plans and the other for non-tax qualified retirement plans.
The Separate Account was established by GIAC in August 1989. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of GIAC and other separate accounts.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.
We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:
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deregistering the Separate Account under the 1940 Act
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operating the Separate Account as a management investment company, or in another permissible form
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combining two or more Separate Accounts or investment divisions
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transferring assets to another Separate Account
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modifying the contracts where necessary to preserve the favorable tax treatment that Owners of variable annuities currently receive under the Internal Revenue Code
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eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers)
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adding to or suspending your ability to take allocations or transfers into any variable investment option.
In addition, a Fund in which an investment division invests may terminate its agreement with us and discontinue offering its shares to that investment division.
Variable Investment Options
You may choose to invest in a maximum of 20 of the 31 Variable Investment Options, or 19 Variable Investment Options and the fixed-rate option, at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act.
Each underlying Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act. The Funds have different investment objectives which influence their risk and return. Information regarding each Variable Investment Option, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objective, its investment adviser and any sub-adviser, current expenses and performance is available in Appendix A: Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund.
Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or under variable contracts that are issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our Contract Owners.
See the Fund prospectuses for more information about possible conflicts of interest.
Currently all investment advisors (or their affiliates) pay us compensation every year for administration or other expenses. This compensation ranges from 0.05% to 0.40% of the average daily net assets that are invested in the Variable Investment Options available through the Separate Account. We also receive 12b-1 fees from all Funds. Currently, the amount of 12b-1 fees are 0.25%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these administration and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and that we incur, in our role as an intermediary, in promoting, marketing and administering the Funds. We may profit from these payments.
For information about the compensation we pay for sales of the contracts, see Your rights and responsibilities: Distribution of the contract.
Selection of Funds
The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the Guardian Variable Products Trust, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the Fund’s advisor or an affiliate distribute or provide marketing support for the contracts. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or incoming transfers of accumulation value if we determine that the Fund no longer meets one or more of the selection criteria, and/or the Fund has not attracted significant allocations from Contract Owners.
You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including the Fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the Fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the Funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in the value of your contract resulting from the investment performance of the Funds you have chosen.
We do not recommend or endorse any particular Fund and we do not provide investment advice.
Addition, Deletion, or Substitution of Funds
We do not guarantee that each Fund will always be available for investment through a contract. We reserve the right, subject to compliance with applicable law, to add new Funds or Fund classes, close existing Funds or Fund classes, or substitute Fund shares that are held by any investment division of the Separate Account for shares of a different Fund. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other Funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which this contract belongs.
Fixed-Rate Option
The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses. The fixed-rate option may not be available for allocation in all states in which the contracts are available.

In the fixed-rate option, we guarantee that the Net Premium payments you invest will earn daily interest at a minimum annual rate of 3.5%. You can allocate all of your Net Premium payments to this option, or you may choose it as one of your twenty investment selections. The value of your Net Premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.
At certain times we may choose to pay interest at a rate higher than 3.5%, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.
Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:
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The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.
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This interest rate will continue until the next Contract Anniversary date.
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At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.
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The renewal rate will be guaranteed until the next Contract Anniversary date.
If your state’s insurance department permits, your contract may have what’s known as a bailout rate. If the renewal rate set on any contract anniversary date is more than 3% below the interest rate for the previous year, or falls below the minimum bailout rate outlined in your contract, you can withdraw all or part of the money you have invested in the fixed-rate option for one year or more from the contract without incurring a deferred sales charge.
Transfers
You generally can transfer money among Variable Investment Options or change your future allocations to options both before and after the date Annuity Payments begin. You can also transfer to and from the fixed-rate option, but only before the date Annuity Payments begin. Transfers are subject to certain conditions, which are described below.
If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.
During the Accumulation Period and up to 30 days before the date Annuity Payments are scheduled to begin, you can transfer all or part of your Accumulation Value among the contract options. These transfers are subject to the following rules:
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We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the Contract Anniversary date. Amounts that have been on deposit in the fixed-rate option longest will be transferred out first. The maximum yearly transfer from the fixed-rate option is the greater of the following:
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33 1∕3% of the amount in the fixed-rate option on the applicable Contract Anniversary date; or
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$2,500.
Each transfer involving the Variable Investment Options will be based on the Accumulation Unit value that is next calculated after we have received proper transfer instructions from you.
We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in Good Order. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, you will receive that day’s unit value. Your telephone transfer instructions will be considered received before 4:00 p.m. if the telephone call is completed no later than 4:00 p.m.

After the date Annuity Payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the Variable Investment Options only once each month. No fixed-rate option transfers are permitted.
Personal security
When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer instructions or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Park Avenue Securities LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephonic or electronic request that we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephonic or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and electronic services.
Frequent Transfers Among the Variable Investment Options
Frequent or unusually large transfers may dilute the value of the underlying Fund shares if the trading takes advantage of any lag between a change in the value of an underlying Fund’s portfolio securities and the reflection of that change in the underlying Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying Fund at a price that does not reflect the current market value of the portfolio securities of the underlying Fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying Funds, and may disrupt an underlying Fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the Fund.
GIAC endeavors to protect long-term Contract Owners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any Contract Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.
If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the Variable Investment Options based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.
If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other Contract Owners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Contract Owners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:
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limiting the frequency of transfers to not more than once every 30 days;
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imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;
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requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;
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refusing to act on instructions of an agent acting under a power of attorney on your behalf;
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refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

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impose a holding period between transfers; or
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implementing and imposing on you any redemption fee imposed by an underlying Fund.
We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.
Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Contract Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.
We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.
The underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying Funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying Fund may impose a redemption fee.
You should be aware that, upon request by a Fund or its agent, we are required to provide them with information about you and your trading activities in and out of the Fund(s). In addition, a Fund may require us to restrict or prohibit your purchases and exchanges of Fund shares if the Fund identifies you as having violated the frequent trading policies of that Fund.
Contract Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Contract Owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying Funds that would be affected by the transfers. For example, underlying Funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular Fund. Because of the number of underlying Funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.
You should note that other insurance companies and retirement plans also invest in the underlying Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying Funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the Fund. In addition, if an underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Contract Owners engaged in frequent transfer activity, the underlying Fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying Fund.
Surrenders and Partial Withdrawals
During the Accumulation Period and while the Annuitant and all Contract Owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. During the annuity period, unless you selected annuity payout option V-4, F-4 or F-5, we will not accept requests for surrenders or partial withdrawals after the date Annuity Payments begin. See The annuity period.
Your request for surrenders and partial withdrawals must be received in Good Order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.
To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you. We will deduct any applicable contract charges and deferred sales charges from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. If you have less than $1,000 left in your contract after a partial withdrawal, we will cancel the contract and pay you the balance of the proceeds. This is called an involuntary surrender and it may be subject to any applicable contract charges, deferred sales charge and annuity taxes. Please see Financial information: Federal tax matters.
Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. If your contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
After the first contract year, you are allowed to make an annual withdrawal of the following amounts from the contract without paying a deferred sales charge:
For Single Premium Payment Contracts
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10% of your contract’s Accumulation Value, or if greater;
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10% of the amount of your single premium payment.
Special restrictions
There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) and other qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.
Payments
For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. When permitted by law, we reserve the right to defer the payment of amounts withdrawn from the fixed-rate option for a period of no longer than six months from the date we receive the request for such withdrawal in Good Order at our Mailing Address. We may postpone the date of any calculation or payment from the Variable Investment Options if:

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the New York Stock Exchange is closed other than for customary week- end and holiday closings or restricts trading;
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the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a Variable Investment Option’s assets is not reasonably practicable; or
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the SEC, by order, permits to postpone us in order to protect Contract Owners remaining in the Variable Investment Options.
Assigning Contract Interests
If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the Contract Owner’s interest in the contract cannot be assigned, unless the Contract Owner is not the Annuitant or the Annuitant’s employer. Assigned contract interests may be treated as a taxable distribution to the Contract Owner. See Federal tax matters for more information.
Reports
At least twice each year, we send a report to each Contract Owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each Contract Owner that reports the number of accumulation units and their value under the contract. If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise. You may receive additional copies by calling our Customer Service Office Contact Center at 1-800-830-4147 or writing to our Mailing Address.
For Flexible Premium Payment Contracts
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10% of your contract’s Accumulation Value, or if greater,
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10% of the total premiums paid during the 84 months immediately preceding the date of your withdrawal.
These withdrawal privileges can be exercised in the first contract year of the following contracts:
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“Section 1035” Exchanges
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IRA transfers
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rollovers from annuity contracts
You may request a schedule of systematic partial withdrawals of a certain dollar amount. Under such a program, you may select to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the date elected. If the effective date falls on a non business day, the withdrawal will process on the following business day. Withdrawals under this program are not the same as Annuity Payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes.
Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.
Unless you are making a withdrawal directly from the fixed-rate option in accordance with the bailout provisions, we will cash accumulation units in the following order:
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all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then
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all fixed accumulation units attributable to the fixed-rate option.

We will send you your payment within seven days of receiving a request from you in Good Order. Please see Payments later in this section.
If you have a question about surrenders or withdrawals, please call us toll free at our Customer Service Office Contact Center at 1-800-830-4147.

THE ANNUITY PERIOD
When Annuity Payments Begin
You choose the Annuity Commencement Date when your contract is converted to a stream of Annuity Payments. The date you choose can’t be later than the Annuitant’s 85th birthday, unless we have agreed. Please note that this date may be determined by the retirement plan under which your annuity contract was issued. If your Annuity Commencement Date is on the 29th, 30th or 31st of the month, your Annuity Payments will be processed on the first business day of the following month.
How Your Annuity Payments Are Calculated
Your Annuity Payments will be fixed, variable or a combination of both, depending on whether you have chosen a fixed-rate or a variable rate payment option. We use the following information to determine the annuity purchase rate when applying your Accumulation Value to an annuity payout option:
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the table in your contract reflecting the gender and age of the Annuitant;
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the annuity payout option you choose; and
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the investment returns of the Variable Investment Options you choose, if you choose a variable payment option.
Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your Accumulation Value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options. Each of your variable Annuity Payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.
The number and amount of your Annuity Payments won’t be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.
We will make Annuity Payments once a month, except as follows:
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Proceeds of less than $2,000 will be paid to you in a single payment.
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We may change the schedule of payments to avoid payments of less than $20.
The assumed investment return is a critical assumption for calculating variable Annuity Payments. The first variable payment will be based on the assumed investment return of 4%. Subsequent payments will fluctuate based on the performance of the Variable Investment Options you have chosen as compared to the assumed investment return. For each subsequent variable payment:
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if the actual net annual return on investment equals 4% – the amount of your variable Annuity Payments will not change.
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if the actual net annual return on investment is greater than 4% – the amount of your variable Annuity Payments will increase.
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if the actual net annual return on investment is less than 4% – the amount of your variable Annuity Payments will decrease.
Annuity Payout Options
The payout options currently offered are discussed below. You can choose to have Annuity Payments made under any one of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your Annuity Payments begin. At any time, we may discontinue any of these options or make additional options available.

On the Annuity Commencement Date, you may elect to restrict certain rights any Beneficiary may have under the contract in the event that the Contract Owner and/or Annuitant dies while there are guaranteed Annuity Payments still outstanding. If you choose this election, the Beneficiary may not:
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elect to be paid the present value of any remaining payments in a lump sum;
●
withdraw a portion of the present value of any remaining Annuity Payments;
●
name or change any contingent or concurrent Beneficiaries; or
●
change the annuity payout option in effect at the time of the death of the Contract Owner and/or Annuitant.
We must receive written notice that you elect to apply the above restrictions. Once elected, only the Contract Owner on record as of the Annuity Commencement Date can revoke this election, and once it is revoked, it cannot be reinstated.
Variable Annuity Payout Options
All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable Annuity Payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the Variable Investment Options chosen. This is why the amount of each payment can vary.
There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2. You may change options if you wish, provided you do so before we begin processing your first annuity payment.
OPTION V-1 – Life Annuity without Guaranteed Period
We make a payment once a month during the Annuitant’s lifetime, ending with the payment preceding the Annuitant’s death. This option allows for the maximum variable monthly payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for Beneficiaries. It is possible that we may only make one payment under this option, if the Annuitant dies before the date of the second payment.
OPTION V-2 – Life Annuity with 10-Year Guaranteed Period
We make a payment once a month during the Annuitant’s lifetime, but if the Annuitant dies before 10 years’ worth of payments (120) are made, the remaining payments will be made to the Beneficiary. The Beneficiary can then choose to take all or part of the remaining payments in a lump sum at their current dollar value. If the Beneficiary dies while receiving the payments, the balance will be paid in one sum at its current dollar value to the beneficiary’s estate.
OPTION V-3 – Joint and Survivor Annuity
We make a payment once a month during the joint lifetimes of the Annuitant and a designated second person, the joint Annuitant. If one dies, payments will continue during the survivor’s lifetime, but the amount of the payment will be based on two-thirds of the number of annuity units when both parties were alive. It is possible that only one annuity payment will be made if both the Annuitant and joint Annuitant die before the date of the second payment.
OPTION V-4 – Variable Annuity Payments to Age 100
We make a payment once a month for a whole number of years. The number of years will equal 100 minus the Annuitant’s nearest age when Annuity Payments begin. If the Annuitant dies during the payment period, we will pay the balance of the payments to the Beneficiary for the remainder of that period, unless the Beneficiary elects to be paid the present value of the remaining Annuity Payments in a lump sum. If the Beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period.
Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease.

●
The payee may not withdraw less than $500.
●
One partial withdrawal is permitted each quarter without charge and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.
●
After making a withdrawal, the present value of the remaining payments must be at least $2,000, and each remaining monthly payment must be at least $20.
If your partial withdrawal request does not meet the third condition, we will contact you within five business days for instructions. If we cannot reach you, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.
Surrender or partial withdrawal during the annuity period will not trigger a new deferred sales charge; however, if we waived the deferred sales charge when the contract proceeds were applied to the payout option, the present value will be reduced by a portion of the charge that was waived. The reduction in the present value will be the amount obtained by multiplying (a) by the result of (b) divided by (c) where:
(a)
is the deferred sales charge that was waived;
(b)
is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would be zero; and
(c)
is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would be zero.
The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.
Please note that Option V-4 may have special tax consequences, including the following:
●
Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and
●
Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1∕2.
●
The IRS has concluded that a partial withdrawal on or after the Annuity Commencement Date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the Owner’s investment in the contract at that time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the Annuity Commencement Date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.
Contact your tax adviser for more information about the possible tax consequences of electing this annuity payout option.
Fixed-Rate Annuity Payout Options
All Fixed-Rate Annuity Payout Options are designated by the letter “F.” For fixed-rate annuity payment options, each $1,000 of Accumulation Value is multiplied by the greater of: (i) the current fixed annuity rate in effect on the Annuity Commencement Date applicable to the payout option elected; or (i) the guaranteed fixed annuity rate for the payout option elected.

OPTION F-1 – Life Annuity without Guaranteed Period
We make fixed payments during the Annuitant’s lifetime, ending with the payment preceding the Annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed monthly payments nor a provision for a death benefit for Beneficiaries. It is possible that we may only make one payment under this option, if the Annuitant dies before the date of the second payment.
OPTION F-2 – Life Annuity with 10-Year Guaranteed Period
We make a fixed payment once a month during the Annuitant’s lifetime, but if the Annuitant dies before 10 years’ worth of payments (120) are made, the remaining payments will be made to the Beneficiary. The Beneficiary can then choose to take all or part of the remaining payments in a lump sum at their current dollar value. If the Beneficiary dies while receiving the payments, the balance will be paid in one sum at its current dollar value to the beneficiary’s estate.
OPTION F-3 – Joint and Survivor Annuity
We make a fixed payment once a month during the joint lifetimes of the Annuitant and a designated second person, the joint Annuitant. If one dies, payments will continue during the survivor’s lifetime, but the amount of the payment will be based on two-thirds of the number of annuity units when both parties were alive. It is possible that only one annuity payment will be made if both the Annuitant and joint Annuitant die before the date of the second payment.
OPTION F-4 – Fixed Annuity Payments to Age 100
We make payments for a whole number of years. The number of years will equal 100 minus the Annuitant’s nearest age when Annuity Payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.
If the Annuitant dies before age 100, we will pay the balance of the payments to the Beneficiary for the remainder of that period, unless the Beneficiary elects to be paid the present value of the remaining Annuity Payments in a lump sum. If the Beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option F-1, the Life Annuity without Guaranteed Period.
Please note that Option F-4 may have special tax consequences, including the following:
●
Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and
●
Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1∕2.
Contact your tax adviser for more information about the possible tax consequences of electing this annuity payout option.
OPTION F-5 – Payments for a Period Certain
We make monthly payments for a whole number of years for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.
If the Annuitant dies during the payment period, we will pay the balance of the payments to the Beneficiary for the remainder of that period, unless the Beneficiary elects to be paid the present value of the remaining Annuity Payments in a lump sum. If the Beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-5 may have special tax consequences, including the following:
●
Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and
●
Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1∕2.
Contact your tax adviser for more information about the tax consequences of electing this annuity payout option.
Withdrawals under Options F-4 and F-5
Under Option F-4 or F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in future payments. The following conditions apply to partial withdrawals.
●
The payee may not withdraw less than $500.
●
One partial withdrawal is permitted each quarter without charge (other than any applicable contingent deferred sales charge (surrender charge)) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.
●
After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).
If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.
The IRS has concluded that a partial withdrawal on or after the Annuity Commencement Date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the Owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the Annuity Commencement Date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option F-4 or F-5.
If you make a surrender or partial withdrawal during the annuity period under Option F-4 or F-5, and, if we waived the deferred sales charge when the contract proceeds were applied to the Option F-4 or F-5, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:
(a)
is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option;
(b)
is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;
(c)
is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and
(d)
is the present value of remaining payments withdrawn divided by the total present value of the remaining payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:
(a)	×	(	b	)	×	(d)
c
The interest rate used to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.
OPTION F-6 – 10-Year Guaranteed Period
We make fixed monthly payments to you for a period of ten years. If the Annuitant dies during the ten year payment period, the remaining payments will be made to the Beneficiary or the Beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the Beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the Beneficiary’s estate.
Please note that Option F-6 may have special tax consequences, including the following:
●
Option F-6 may not satisfy minimum required distribution requirements for qualified contracts; and
●
Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1∕2.
Contact your tax adviser for more information.

OTHER CONTRACT FEATURES
Benefits Under the Contract
The following table summarized information about the benefits available under the contract. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this prospectus for additional information. The availability of contract benefits may depend on the broker-dealer through which the contract is sold. See Distribution of the Contract – Broker-Dealer Contract Variations.
Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions / Limitations
Dollar Cost Averaging from the Fidelity VIP Government Money Market Portfolio	Allows you to systematically transfer a set amount each month from Fidelity VIP Government Money Market Portfolio to other available Variable Investment Options over a 12, 24 or 36-month period	Standard	No Charge	●Must have an Accumulation ●Value of at least $10,000 ●Transfers must be at least $100 ●Available for initial Net Premium and any subsequent Net Premiums received at any time.
Dollar Cost Averaging from the Fixed-Rate Option	Allows you to systematically transfer amounts from the fixed-rate option to any available Variable Investment Options you select, over a three month period	Standard	No Charge	●Must have an Accumulation Value of at least $20,000 Transfers must be at least $100 ●Available for initial Net Premium and any subsequent Net Premiums received at any time.
Systematic Withdrawals	Allows you to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis	Standard	No Charge	●Reduces your contract value by the amount of any withdrawals, (contract charges, surrender charges, and annuity taxes may be applicable)
Death Benefit
If Annuitant is age 75 or younger
at contract issue, pays a death
benefit equal to the greater of (1)
Accumulation Value, less annuity
taxes; or (2) total amount of
premiums paid, less any
adjustments for withdrawals,
surrender charges, and annuity
taxes. If Annuitant is age 76 or
older at contact issue, the death
benefit equals the Accumulation
Value at the time of death.
		Standard	No Charge	●Withdrawals will proportionately reduce the benefit, and such reductions could be significant
Contract Anniversary Enhanced Death Benefit Rider
Pays an enhanced death benefit
equal to the highest Accumulation
Value on any Contract
Anniversary Date before the
Annuitant's 85th birthday plus
any premiums paid less any
partial withdrawals and contingent
deferred sales charges
		Optional	0.25% of net assets of Variable Investment Options	●Can only be elected at contract issue ●Annuitants must be under age 75 ●Withdrawals will proportionately reduce the benefit, and such reductions could be

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions / Limitations
significant
Seven Year Enhanced Death Benefit Rider
Provides an enhanced death
benefit equal to the Accumulation
Value at the end of the reset date
immediately preceding the
Annuitant’s death plus any
premiums paid less any partial
withdrawals and contingent
deferred sales charges after that
reset date
		Optional	0.30% of net assets of Variable Investment Options
●Can only be elected at
contract issue
●Annuitants must be
under age 75
●First reset date is on
the seventh Contract
Anniversary Date and
seventh Contract
Anniversary thereafter
●Withdrawals will
proportionately reduce
the benefit, and such
reductions could be
significant

Managing Your Annuity
Dollar Cost Averaging
You may wish to take advantage of one of the programs we offer to help you build a stronger annuity, such as dollar cost averaging.
There is no fee for dollar cost averaging, but we have the right to introduce one. We also have the right to modify or discontinue this program. We’ll give you written notice if we do so. Transfers under this program do not count against any free transfer permitted under the contract. You may terminate the program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate options. See Transfers for limitations on such transfers.
You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.
If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of the Fidelity VIP Government Money Market Portfolio investment division. The money can go into one or more of the other Variable Investment Options or the fixed-rate option. The rule still applies that you can invest in a maximum of only twenty options at one time (this includers the dollar cost averaging programs do not count against any free transfers permitted under your contract. We offer two dollar cost averaging programs required Fidelity VIP Government Money Market Portfolio option).
You can begin dollar cost averaging when you buy your contract or at any time afterwards, until Annuity Payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in Good Order at least three business days before the monthly anniversary date of when you wish the transfers to begin.
You may select dollar cost averaging from the Fidelity VIP Government Money Market Portfolio investment division for periods of 12, 24 or 36 months. Your total Accumulation Value at the time must be at least $10,000 for transfers over a 12 month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.
Death Benefits
If the Annuitant you have named dies before the date Annuity Payments begin, we pay a death benefit. In addition, you have the option of buying an enhanced death benefit rider which may provide a higher death benefit.

The regular death benefit is the greatest of:
●
the Accumulation Value of the contract at the end of the Valuation Period during which we receive proof of death minus any applicable annuity taxes;
●
the total of all premiums paid, minus any partial withdrawals, any deferred sales charges previously paid on any withdrawals and annuity taxes; or
●
the Accumulation Value of your contract as of the first Contract Anniversary date following the date the Department of Insurance in your state approves this contract feature, plus any premiums paid on or after this anniversary, less any withdrawals and contingent deferred sales charges made after this anniversary and annuity taxes.
For annuitants aged 75 or older on the contract’s issue date, the death benefit will be the Accumulation Value at the end of the Valuation Period during which we receive proof of death.
Generally, your Beneficiaries will be taxed on the gain in your annuity contract. For qualified contracts, your beneficiary designation may be impacted by the 10-year distribution rule under the SECURE Act. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.
We normally pay the death benefit within seven days of receiving in Good Order proof of death. However, we have the right to defer the payment of other contract benefits under certain circumstances. These are described under Surrenders and partial withdrawals.
If the Annuitant is not the Contract Owner and dies on or before the date that Annuity Payments begin, we will pay the death benefits to the Beneficiary. If the Beneficiary has also died, we will pay the benefits to the Contingent Beneficiary. If a Contingent Beneficiary has not been named, then we will pay the benefits to you, the Contract Owner. However, if you are no longer living, we will pay the benefits to your estate.
If you are both the Annuitant and the owner of the contract, and you die before the date Annuity Payments begin, we will pay the death benefit to your Beneficiary, as described above. However, we must distribute your interest according to the Special requirements outlined below. In this situation, your Beneficiary will become the new Contract Owner.
We will pay the death benefit in a lump sum unless:
●
You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.
●
You, the Contract Owner, have not chosen a payout option and the Beneficiary has. Again, we must receive the beneficiary’s request at least three business days before we pay out the proceeds, and within a year of the Annuitant’s death.
If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the Accumulation Value of the contract as of the end of the Valuation Period during which we received proof of death in Good Order, GIAC will credit to the contract an amount equal to the difference between the death benefit proceeds and the Accumulation Value of the contract. Such amount will be credited to the Fidelity VIP Government Money Market Portfolio investment option.
If you are a Contract Owner but not the Annuitant, and you die before the date Annuity Payments begin, then any joint Contract Owner will become the new Contract Owner. You may only name your spouse as a joint Contract Owner. If you have not named your spouse as joint Contract Owner, then your Beneficiary will become the new Contract Owner. In the event of any Contract Owner’s death, we must distribute all of the Owner’s interest in the contract according to the Special requirements outlined below.
Primary Annuitant
Please note that the primary Annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

Multiple Beneficiaries
If there is more than one Beneficiary, each Beneficiary’s portion of the death benefit proceeds will be distributed upon receipt of settlement instructions in Good Order from that Beneficiary. Proceeds for those Beneficiaries who have not provided settlement instructions in Good Order will remain in the contract and the value of such proceeds will fluctuate with the performance of the contract’s current investment allocation until we receive such instructions. Therefore, each Beneficiary may receive a different amount, even when all Beneficiaries have been designated to share the proceeds equally.
Death of an Owner or Annuitant on or after the Annuity Commencement Date
●
Non-qualified Contracts
If any Owner dies on or after the Annuity Commencement Date, and before the entire interest in the contract has been distributed, then any remaining portion of such interest will be distributed to the Beneficiary at least as rapidly as under the method of distribution being used as of the date of death.
●
Qualified Contracts
If you die on or after the Annuity Commencement Date, and before the entire interest in the contract has been distributed, then any remaining portion of such interest will be distributed to the Beneficiary pursuant to the new RMD rules under the SECURE Act. A Beneficiary that is an eligible designated beneficiary may continue annuity payments under the method of distribution being used as of the date of death, provided that annuity payments do not extend beyond the Beneficiary’s life expectancy. A Beneficiary that is not an eligible designated beneficiary must distribute any remaining interest in the contract by the end of the calendar year of the 10th anniversary of your death.
If an owner of the contract is not an individual, then the primary Annuitant will be treated as the owner of the contract. In this situation, any change in the Annuitant will be treated as the death of the Contract Owner.
As a result of the enactment of the Setting Every Community Up for Retirement Enhancement (SECURE) Act on December 20, 2019, your contract is subject to new required minimum distribution (RMD) rules for certain beneficiaries. If your beneficiary is not an eligible designated beneficiary at the time of your death, your beneficiary is required to distribute any remaining interest in the contract by the end of the calendar year of the 10th anniversary of your death. An eligible designated beneficiary is an individual who at the time of your death is 1) your surviving spouse, 2) your minor child, 3) disabled, 4) chronically ill, or 5) any other individual who is not more than 10 years younger than you. Your minor child will no longer be considered an eligible designated beneficiary as of the date they reach majority. After your death and upon reaching the age of majority, such a beneficiary will have 10 years from that date to receive any remaining interest in the contract.
The RMD rules will be satisfied if any portion of the deceased Contract Owner’s interest:
●
is payable to, or for the benefit of, any new Contract Owner that is an eligible designated beneficiary; and
●
will be distributed over the such Contract Owner’s life, or over a period not extending beyond the life expectancy of any new Contract Owner.
Under the above conditions, distributions must begin by December 31st of the year following the year of your death.
If the Beneficiary (or sole surviving joint Contract Owner) is your spouse, he or she can continue the contract, assuming the role of Contract Owner. If a Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of the date of death.
Spousal Continuation
Your contract may be continued under spousal continuation if:

●
you die and your spouse is the only named Beneficiary on the date of your death; or
●
your contract has two joint Owners, and
●
one but not both joint Owners dies before Annuity Payments begin;
●
the two joint Owners were married to each other on the date of the deceased Owner’s death; and
●
both joint Owners were the only named concurrent Beneficiaries on the date of the deceased Owner’s death.
If the sole Beneficiary is legally recognized as the decedent’s spouse for federal tax purposes, he or she may elect to continue the annuity contract. If the Beneficiary elects this option, the Beneficiary may become the owner and Annuitant of the contract and must designate a new Beneficiary. This will give the Beneficiary access to all of the rights and privileges of the contract. Prior to selecting this option, the Beneficiary may want to review the annuity contract to determine if the option best suits his or her needs.
The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and marriages recognized under state law will be recognized for federal law purposes.
We must receive notice of due proof of death (of the owner) in Good Order at our Mailing Address. The surviving spouse may provide notice of election of spousal continuation by the 90th day in Good Order at our Mailing Address. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.
Upon spousal continuation, if the death benefit proceeds that would have been paid upon the Owner’s death exceed the Accumulation Value on the date used to calculate the death benefit, then we will credit the Fidelity VIP Government Money Market Portfolio variable investment option with an amount equal to the difference between the death benefit proceeds and the Accumulation Value. If applicable, the surviving spouse will replace the deceased owner as Annuitant or Contingent Annuitant. The death benefit payable under the continued contract is the Accumulation Value at the end of the Valuation Period during which we receive proof of death of the surviving spouse, minus any annuity taxes.
All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.
Enhanced Death Benefits
Enhanced death benefit riders are available at certain times through special programs for contracts that have annuitants who are under age 75 at the time the rider is issued. If a death benefit is payable and one of these options is in force, the Beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater.
Two riders are offered:
●
the 7 Year Enhanced Death Benefit Rider which has a daily charge based on an annual rate of 0.30% of the net assets of your Variable Investment Options.
●
the Contract Anniversary Enhanced Death Benefit Rider, which has a daily charge based on an annual rate of 0.25% of the net assets of your Variable Investment Options.
These riders may not be available in your state or the terms and conditions may vary from state to state. You should contact your registered representative or call our Customer Service Office Contact Center at 1-800-830-4147 for information about the availability of any of the riders under your contract.

7 Year Enhanced Death Benefit Rider
The enhanced death benefit under this rider is calculated as follows:
●
The Accumulation Value of the contract at the end of the reset date immediately preceding the Annuitant’s death:
●
plus any premiums paid after the reset date
●
minus any partial withdrawals after the reset date
●
minus any deferred sales charges applicable to withdrawals after the reset date and annuity taxes.
The first reset date is the issue date of the rider. After this, each reset date will be each seventh rider anniversary date after that (i.e., the 7th, 14th, 21st and 28th rider anniversaries, and so on).
Contract Anniversary Enhanced Death Benefit Rider
The enhanced death benefit under this rider is calculated as follows:
●
the highest Accumulation Value of the contract on any Contract Anniversary before the Annuitant’s 85th birthday:
●
plus any premiums paid after that rider anniversary
●
minus any partial withdrawals after that rider anniversary
●
minus any deferred sales charges and annuity taxes applicable to such withdrawals.
We will terminate either enhanced death benefit rider on the earliest of the following dates:
●
the date the enhanced death benefit is paid out
●
the date the contract terminates
●
the date of the Annuitant’s 85th birthday
●
the date Annuity Payments begin
●
the date we receive a written termination request from you.
Once the rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death benefits. We reserve the right to offer or discontinue offering either enhanced death benefit rider at any time, without prior notice.

FINANCIAL INFORMATION
How We Calculate Accumulation Unit Values
When you choose a Variable Investment Option, you accumulate variable Accumulation Units. To calculate the number of Accumulation Units you buy with each payment, we divide the amount you invest in a Variable Investment Option by the value of units in that Variable Investment Option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. Eastern time, each day the Exchange is open for trading.
To determine your Accumulation Value in the Variable Investment Options, we multiply the number of Accumulation Units in each Variable Investment Option by the current unit value for that option. The current unit value for each Variable Investment Option is determined by multiplying the unit value for the applicable Variable Investment Option for the prior Valuation Period by the net investment factor for the current Valuation Period.
The net investment factor is a measure of the investment experience of each Variable Investment Option. We determine the net investment factor for a given Valuation Period as follows:
●
At the end of the Valuation Period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.
●
We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding Valuation Period.
●
Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the enhanced death benefit, living benefit and/or earnings benefit rider(s) where applicable) and subtract them from the above total.
Contract Costs and Expenses
The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.
No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:
Expenses of the Funds
The Funds you choose through your Variable Investment Options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per- share value of the Funds. They are fully described in the Funds’ prospectuses.
Mortality and expense risk charge
To cover our mortality and expense risk, you will pay a daily charge based on an annual rate of 1.15% of your Accumulation Value in the Variable Investment Options. Mortality risks arise from our promise to pay death benefits and make Annuity Payments to each Annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contracts.
Administrative expense
You will also pay a daily charge based on an annual rate of $35 of your Accumulation Value in the Variable Investment Options to compensate us for processing and administrative expenses incurred in connection with the contract and the Separate Account.

In addition, the following charges may apply:
Contingent deferred sales charge
For single premium payment contracts, if you make a partial withdrawal from your account or surrender your contract, you will pay a contingent deferred sales charge (surrender charge) on any premium payment amount withdrawn during the first seven contract years measured from the date of issue. This charge compensates us for expenses related to the sale of contracts. These include commissions to registered representatives, as well as promotional expenses.
When we calculate the contingent deferred sales charge (surrender charge), all amounts taken out are assumed to come from the oldest premium. We do this to minimize the amount you owe. The amount of the charge and the time period used to calculate it depend on the type of contract you have. The contingent deferred sales charge (surrender charge) associated with single premium payment contracts are listed in the table to the right.
The contingent deferred sales charge (surrender charge) associated with flexible premium payment contracts is calculated as the lesser of:
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6% of the premium payments you have made within seven contract years (84 months) before the date of your request for the withdrawal or surrender; or
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6% of the amount withdrawn or surrendered.
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We don’t impose contingent deferred sales charges on contracts bought by Contract Owners of qualified contracts who are required by the terms of their qualified retirement plan document to withdraw part of the Accumulation Value of their contract and provide it to the plan administrator for calculation and funding, if applicable, of post-retirement health care benefits. That portion of their contract Accumulation Value that is withdrawn to Fund post-retirement health care benefits, as determined by the plan administrator, will not be subject to a contingent deferred sales charge.
Contingent deferred sales charges (surrender charges)
Number of contract years completed from date of the premium payment	Contingent deferred sales charge charge percentage
0	6%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7+	0%
Enhanced death benefit expenses
If you choose one of the enhanced death benefit riders and it is in effect, you will pay a daily charge based on an annual rate of up to 0.30% of the net assets of your Variable Investment Options depending on the option chosen.
Annuity taxes
Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive Annuity Payments. These taxes currently range from 0.50% up to 3.5% of your premium payments. We may deduct the annuity tax either from your premium payment when made, or from the Annuity Payments on the date Annuity Payments begin.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we deduct the amount from your premium payment at the time it is made. We reserve the right to pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.
Partial withdrawal charge
During the annuity period, if you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.
Transfer charge
Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.
Federal Tax Matters
The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information about your circumstances, any recent tax developments, and the impact of state tax laws. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).
We believe that our contracts will qualify as annuity contracts for Federal income tax purposes, and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.
When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money ̶generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.
We believe that if you are a natural person you won’t be taxed on increases in the Accumulation Value of a contract until a distribution occurs or until Annuity Payments begin. For these purposes, the agreement to assign or pledge any portion of a contact’s Accumulation Value and, in the case of a qualified contract (described below) any portion of an interest in the qualified plan generally will be treated as a distribution.
When Annuity Payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1∕2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the tax penalty.
If you invest in a variable annuity as part of a pension plan, individual retirement plan, or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.
Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the Fund in which it invests, will satisfy these diversification requirements.
Owner Control. In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the Owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, such as the flexibility of an Owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, we believe that the Owner of a contract should not be treated as the Owner of the separate account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the contracts from being treated as the Owners of the underlying separate account assets.
Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the holder’s death. The designated Beneficiary refers to a natural person designated by the holder as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.
The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages under state law will be recognized for federal law purposes. Partners in a registered domestic partnership, civil union or similar formal relationship under state law that is not denominated as marriage under the laws of that state may not continue the contract, such partners will not be considered married for federal tax purposes. Therefore, the favorable tax treatment provided under federal law to surviving spouses is not available to such partners and spousal continuation in such cases may impact the contract’s qualification as a tax deferral vehicle. Please consult with a tax advisor with questions regarding your tax situation.
Other rules may apply to qualified contracts.
Taxation of non-qualified contracts
Non-natural person– If a non-natural person owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the Accumulation Value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.
This following summary generally applies to contracts owned by natural persons.
Withdrawals before the Annuity Commencement Date– When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the Accumulation Value immediately before the distribution that exceeds the Owner’s investment in the contract. Generally, the Owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the contract. In addition, if the Basic Contract is issued with a deferred income annuity (DIA) payout option rider, amounts allocated under the Basic Contract to the DIA payout option rider are not part of the Basic Contract’s cash value for purposes of determining the taxable amount of any withdrawal from the Basic Contract prior to the DIA Commencement Date. When an allocation is made to the DIA payout option rider the partial annuitization rules will apply and a pro rata portion of the investment in the contract with respect to the Basic Contract will be apportioned between the Basic Contract and the DIA payout option rider. You should consult a tax adviser about the consequences of withdrawals from a contract with a DIA payout option rider.

Withdrawals after the Annuity Commencement Date– After Annuity Payments begin, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. The IRS has concluded that a withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the Owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as withdrawals pursuant to the income first basis set forth in the IRS’s ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a withdrawal under Options V-4, F-4 or F-5. Other rules may apply to withdrawals from qualified contracts that elect Options V-4, F-4 or F-5.
Tax Penalty on certain withdrawals– In the case of a distribution from a non- qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:
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made on or after the taxpayer reaches age 59 1∕2
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made from an immediate annuity contract
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made on or after the death of an Owner
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attributable to the taxpayer’s becoming disabled, or
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made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer and a Beneficiary.
If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1∕2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1∕2 under any option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% penalty.
Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty.
Annuity Payments– Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of Annuity Payments, as determined when Annuity Payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income. In addition, the Internal Revenue Code provides special rules for a partial annuitization, where Annuity Payments are received for life or at least 10 years under part of an annuity contract while the rest of the contract remains in a deferred status. If your contract was issued with a DIA payout option rider and an allocation was made to the DIA payout option rider, the partial annuitization rules will apply at the time of each allocation and a portion of the investment in the contract with respect to the Basic Contract will be apportioned between the Basic Contract and the DIA payout option rider. You should consult your tax advisor about the treatment of any DIA payments.
Partial Annuitization– If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as Annuity Payments instead of withdrawals. None of the payment options under the contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Taxation of death benefits– Amounts may be distributed from a contract because of your death or the death of the Annuitant. Generally, such amounts are included in the income of the recipient as follows:

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if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract.
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if distributed under a payout option, they are taxed in the same way as Annuity Payments.
If the contract was issued with a DIA payout option rider, there are some circumstances in which the death of the Annuitant would cause a death benefit under the rider to be credited to the cash value of the Basic Contract even though no death benefit is payable under the Basic Contract. GIAC currently intends to treat this as a non-event for tax purposes, but there is some uncertainty whether the amount credited from the rider to the Basic Contract would be currently taxable. You should consult your tax adviser.
Transfers, assignments and contract exchanges– Transferring or assigning ownership of a contract, designating an Annuitant other than the Owner, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new Owner, Annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.
Withholding tax– Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.
Separate account charges– It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1∕2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting any optional benefit under the contract.
Multiple contracts– All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the Contract Owner’s income when a taxable withdrawal occurs.
Taxation of qualified contracts
Qualified arrangements receive tax-deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax-deferred benefit of funding such qualified arrangements with tax-deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.
Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.
Individual Retirement Accounts (IRAs)– As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.
Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.
Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.
Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1∕2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.
Corporate pension and profit-sharing plans– Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.
Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.
Tax-sheltered annuities– Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.
Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59 1⁄2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Tax penalty on certain withdrawals– Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:
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made on or after the taxpayer reaches age 59 1∕2
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made on or after the death of an Owner
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attributable to the taxpayer’s becoming disabled
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made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1∕2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1∕2 under any option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.
Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty.
Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Accumulation value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.
In the case of a withdrawal under a qualified contract; a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero. If your contract contains a guaranteed lifetime withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax adviser before purchasing a guaranteed lifetime withdrawal benefit rider.
Qualified contracts have required minimum distribution (RMD) rules that govern the timing and amount of distributions. There is a 25% excise tax on any shortfall to taking the full RMD for a year, which is reduced to 10% if the shortfall is corrected within two years.
For IRAs, RMDs must begin by an individual’s “applicable age.” For most other Qualified Contracts, distributions generally must begin by the later of the individual’s applicable age or retirement. For individuals who reached age 70 1∕2 before January 1, 2020, the applicable age is 70 1∕2. For individuals who reached age 72 before January 1, 2023, the applicable age is 72. For individuals who reached age 72 after December 31, 2022 and reach age 73 before 2033, the applicable age is 73. If an individual reaches age 73 after 2032, the applicable age is 75. For Roth IRAs or accounts, no RMDs are required during the individual’s lifetime.
You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about RMD rules. If you are attempting to satisfy these rules through withdrawals before the Annuity Commencement Date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. In addition, if your qualified contract was issued with a DIA payout option rider, there is some uncertainty regarding how the minimum distribution rules apply after the DIA commencement date. Consult a tax adviser.
Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as Beneficiary or alternate payee) chooses a “direct rollover“ from the plan to an eligible retirement plan as defined in the Internal Revenue Code; or (ii) a non-spouse Beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Gender-neutral and gender-distinct tables
As a result of a U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender-neutral tables will be used.
Federal estate gift and generation-skipping transfer taxes
While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Internal Revenue Code may impose a generation skipping transfer tax (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.
Medicare tax
Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.
Annuity purchases by nonresident aliens and foreign corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, if the payee is a foreign financial institution or a non-financial foreign entity within the meaning of the Internal Revenue Code as amended by the Foreign Account Tax Compliance Act, distributions to the payee could be subject to 30% withholding irrespective of the status of any beneficial owner or the existence of a treaty. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Certain non-participating and non-compliant foreign entities may be subject to 30% withholding under the Foreign Account Tax Compliance Act (FATCA) unless the contract is considered grandfathered. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.
Our income taxes
At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are attributable to the investment divisions of the Separate Account or the contracts.
Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain Variable Investment Options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.
Possible tax law changes
Tax law is subject to change and may be subject to interpretation. There is always the possibility that the tax treatment of the contract could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legislative or regulatory developments and their effect on the contract.
We have the right to modify the contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.
Performance Results
From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective Contract Owners. We may also provide an existing or prospective Contract Owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have affected the Accumulation Value, surrender value and death benefit during the accumulation phase and the amounts of Annuity Payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we will always include SEC standard performance, which reflects all fees and charges from the date the investment option was first available in the contract. We may also show non-standard performance, reflecting all fees and charges from the inception of the investment option so long as it is accompanied by standard performance. We may also show non-standard performance without showing the effect of certain charges, such as contingent deferred sales charges (surrender charges), so long as it is accompanied by non-standard performance net of all charges.
Among the key performance measures we use are total returns and yields.
Total returns include: average annual total return, total return, and change in Accumulation Unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.
Yield figures may be quoted for investments in shares of the Fidelity VIP Government Money Market Portfolio and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the Fidelity VIP Government Money Market Portfolio investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the Fidelity VIP Government Money Market Portfolio investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an Accumulation Unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.
Advertisements and sales literature for the investment divisions of the Separate Account may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities that the Fund buys and sells for its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:
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the types and characteristics of certain securities
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features of a Fund’s portfolio
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financial markets

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historical, current or perceived economic trends, and
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topics of general investor interest, such as personal financial planning.
In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.
Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:
●
Moody’s Investors Service, Inc.
●
Standard & Poor’s Ratings Services
●
A.M. Best & Co.
●
Duff & Phelps.
These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits and living benefits provided under the contract, not to the performance or safety of the Variable Investment Options.
Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained free of charge by calling the Customer Service Office Contact Center at 1-800-830-4147.

RIGHTS AND RESPONSIBILITIES
Voting Rights
We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those Contract Owners who have an interest in Variable Investment Options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. Because of this proportional voting, a small number of Contract Owners could control the outcome of the vote. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict Contract Owner voting instructions if the laws change to allow us to do so.
The owner of the contract has voting rights until the date Annuity Payments begin. After that date, rights switch to the Annuitant. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.
Telephone and Electronic Services
We will process certain transactions by telephone if you have authorized us to do so. We currently take Fund transfer requests and changes in future allocations over the telephone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling our Customer Service Office Contact Center at 1-800-830-4147 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time.
In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website www.GuardianLife.com for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies however, you have the right to request paper copies at any time.
Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.
We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the Contract Owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the Accumulation Unit value first calculated after we receive the request at our Mailing Address. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.
Inactive Contracts
Every state has “escheatment” or unclaimed property laws which generally declare contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or the date the death benefit is due and payable. Such contracts will be surrendered and paid to the abandoned property division or unclaimed property office of the applicable state. States are obligated to pay such assets (without interest) to claimants with proper documentation. You can prevent “escheatment” by keeping your address and the name(s) and address(es) of your designated Beneficiary(ies) current.

OTHER INFORMATION
Distribution of the Contract
The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Park Avenue Securities LLC (PAS) or of broker-dealer firms which have entered into sales agreements with PAS and GIAC. PAS and such other broker-dealers are members of the Financial Industry Regulatory Authority (FINRA). The principal underwriter of the contracts is PAS, located at 10 Hudson Yards New York, New York 10001.
GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations.
Currently, there are several compensation programs from which these individuals or firms may choose. One compensation program is based on a percentage of each contract premium payment up to a maximum of 7%. The other compensation programs provide a lower initial commission on each premium payment but allow for ongoing annual compensation based on a percentage of the contract value. Typically, the additional annual compensation begins only after the completion of a certain number of contract years. Also, additional annual compensation may be payable while certain contract riders are in effect or under variable payout options. The maximum annual compensation possible based on contract value is 1%.
We reserve the right to pay any compensation permissible under applicable state law and regulations, including for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals or firms for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.
If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.
The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of the contract, but those expenses are considered in setting the levels of the charges that you do pay.
Broker-Dealer Contract Variations. There may be variations in the availability of investment options, contract benefits, or other contract features described in this prospectus that we are unaware of, but which may apply depending on the broker-dealer through which the contract is sold. Although we are not currently aware of any such material variations, variations may be imposed by some broker-dealers without our knowledge. For example, your financial professional may not recommend a particular investment option or contract benefit to you. Taking into consideration the terms of our current agreements with our distribution partners and the limitations on administrative systems to track such information, we currently cannot obtain information about any such unknown financial intermediary variations without unreasonable effort or expense.
You should discuss with your financial professional any limitations, restrictions, or other variations related to the investment options, contract benefits or other contract features available to you through your financial professional.
Financial Statements
We encourage contract Owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited financial statements are incorporated by reference in the SAI. You can request a copy of the financial statements by contacting our Service Center.

Legal Proceedings
We, like other insurance companies, are involved in lawsuits and insurance department audits, inquiries, and market conduct examinations. Although the outcome of any of these matters cannot be predicted with certainty, we believe that at the present time there are no pending or threatened actions that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of PAS to perform under its principal underwriting agreement, or on GIAC’s ability to meet its obligations under the contract.
Where to Get More Information
The Statement of Additional Information (SAI) contains additional information about the contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus and the SAI is incorporated by reference into this prospectus. You may request a free copy of the SAI or submit inquiries by calling 1-800-830-4147 or by visiting us online at https://Guardianlife.onlineprospectus.net/Guardianlife/investor/?ctype=product_sai.
The SAI contains the following information:
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Services to the Separate Account
●
Annuity payments
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Calculation of Yield Quotations for the Fidelity VIP Government Money Market Portfolio
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Valuation of assets of the Separate Account
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Qualified plan transferability restrictions
●
Experts
●
Financial Statements

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
Variable Investment Options
The following is a list of Funds available under the contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://Guardianlife.onlineprospectus.net/Guardianlife/investor/?ctype=product_prospectus. You can also request this information at no cost by calling the Customer Service Office Contact Center at 1-800-830-4147.
The availability of investment options may vary depending on the broker-dealer through which the contract is sold. See Distribution of the Contract - Broker-Dealer Contract Variations.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
			As of December 31, 2025
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio (Class B) AllianceBernstein, L.P.	1.20%	6.03%	3.02%	9.80%
Long-term growth of capital.	Davis Financial Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	0.75%	29.12%	18.15%	12.94%
Total return through a combination of growth and income.	Davis Real Estate Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	1.00%	-5.71%	2.61%	4.04%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.	Fidelity VIP Equity-Income Portfolio (Service Class) Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.56%	18.92%	12.41%	11.49%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity VIP Government Money Market Portfolio (Service Class 2)[1] Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.50%	3.86%	2.90%	1.83%
Seeks to provide capital growth.	Fidelity VIP Growth Opportunities Portfolio (Service Class) Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.66%	21.89%	11.20%	19.82%
Seeks long-term growth of capital.	Fidelity VIP Mid Cap Portfolio (Service Class) Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.55%	11.75%	10.10%	10.59%
The fund seeks capital appreciation.	Guardian All Cap Core VIP Fund Park Avenue Institutional Advisers LLC Massachusetts Financial Services Company	0.83%	12.25%	N/A	N/A

			As of December 31, 2025
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.	Guardian Balanced Allocation VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.91%	12.92%	N/A	N/A
The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.	Guardian Core Fixed Income VIP Fund Park Avenue Institutional Advisers LLC FIAM LLC	0.52%	6.61%	N/A	N/A
The Fund seeks a high level of current income consistent with growth of capital.	Guardian Equity Income VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.55%	14.76%	N/A	N/A
The Fund seeks capital appreciation.	Guardian Integrated Research VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.84%	14.65%	12.63%	N/A
The Fund seeks to maximize long-term growth.	Guardian Large Cap Disciplined Growth VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.87%	16.99%	12.01%	N/A
The Fund seeks to preserve principal and meet liquidity needs while maximizing total return.	Guardian Short Duration Bond VIP Fund Park Avenue Institutional Advisers LLC Allspring Global Investments, LLC	0.45%	5.35%	N/A	N/A
The fund seeks capital appreciation.	Guardian Strategic Large Cap Core VIP Fund Park Avenue Institutional Advisers LLC AllianceBernstein L.P.	0.92%	11.76%	N/A	N/A
The Fund seeks total return with an emphasis on current income as well as capital appreciation.	Guardian U.S. Government/Credit VIP Fund Park Avenue Institutional Advisers LLC Lord, Abbett & Co. LLC	0.74%	6.72%	0.21%	N/A
The Fund’s investment objective is to seek capital growth.	Invesco V.I. American Franchise Fund (Series I) Invesco Advisers, Inc.	0.85%	11.67%	10.35%	14.87%
The Fund’s investment objectives are both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series I) Invesco Advisers, Inc.	0.57%	12.81%	8.94%	8.92%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio (Institutional Shares) Janus Henderson Investors US LLC	0.72%	7.67%	7.62%	12.79%
Seeks long-term growth of capital.	Janus Henderson Forty Portfolio (Institutional Shares) Janus Henderson Investors US LLC	0.62%	18.14%	11.65%	16.24%
Seeks long-term growth of capital.	Janus Henderson Global Research Portfolio (Institutional Shares) Janus Henderson Investors US LLC	0.82%	20.92%	12.51%	12.93%
Seeks long-term growth of capital.	Janus Henderson Research Portfolio (Institutional Shares) Janus Henderson Investors US LLC	0.82%	18.39%	14.11%	15.88%
Seeks capital appreciation.	MFS® Growth Series (Initial Class) Massachusetts Financial Services Company	0.73%	12.19%	11.10%	15.60%
Seeks capital appreciation.	MFS® New Discovery Series (Initial Class) Massachusetts Financial Services Company	0.87%	12.96%	-0.28%	10.74%
Seeks total return.	MFS® Total Return Series (Initial Class) Massachusetts Financial Services Company	0.61%	11.16%	6.42%	7.63%
Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP (Class 2 Shares) Templeton Global Advisors Limited	1.12%	23.83%	7.95%	7.04%
1
There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative.

Fixed Investment Options
The following is a list of fixed options currently available under the contract. We may change the features of the fed options listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so. See The accumulation period, fixed-rate option in the prospectus for more information.
Name	Term	Minimum Guaranteed Interest Rate
Fixed rate option	1 year	3%
The fixed-rate option is not available while the Earnings Benefit Rider is in effect.

The statement of additional information (SAI) includes additional information about the Separate Account. The SAI is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI or to inquire about your contract, call us at 1-800-830-4147 or visit our website at https://Guardianlife.onlineprospectus.net/Guardianlife/investor/?ctype=product_sai.
Reports and other information about the Separate Account and GIAC is available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Contract ID: C000023900

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
Issued Through Separate Account D
of The Guardian Insurance & Annuity Company, Inc.
Statement of Additional Information dated May 1, 2026
This Statement of Additional Information (“SAI”) contains additional information to the Prospectus dated May 1, 2026 for the individual flexible premium deferred variable annuity contract, The Guardian Investor® Individual Variable Annuity. Unless otherwise indicated, all terms in this SAI have the same meaning as when used in the Prospectus.
This is not a prospectus.
A free Prospectus is available upon request by writing:
For private express mail with tracking number:
Talcott Resolution - Annuity Service Operations
Administrator for your Guardian Annuity Contract
c/o Cognizant, sub-administrator
6716 Grade Ln., Building 9, Suite 910
Louisville, KY 40213
For standard mail delivery without tracking number:
Talcott Resolution - Annuity Service Operations
Administrator for your Guardian Annuity Contract
c/o Cognizant, sub-administrator
P.O. Box 14293
Louisville, KY 40512-4293
or calling:
Customer Service Office Contact Center
1-800-830-4147
or online: https://Guardianlife.onlineprospectus.net/Guardianlife/investor/?ctype=product_prospectus
Read the Prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

ii

Services to the Separate Account
GIAC issues variable annuity contracts and variable life insurance policies through several separate accounts all of which are registered as unit investment trusts under the 1940 Act (“Separate Accounts”). Park Avenue Securities LLC (PAS), serves as principal underwriter for the Separate Accounts pursuant to a distribution and service agreement between GIAC and PAS. Prior to December 30, 2019 PAS was a wholly owned subsidiary of GIAC. Effective December 31, 2019, Park Avenue Securities LLC (PAS), became a wholly owned subsidiary of The Guardian Life Insurance Company of America. PAS serves as principal underwriter for the Separate Accounts pursuant to a distribution and service agreement between GIAC and PAS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either PAS or of other broker-dealers which have selling agreements with PAS and GIAC. GIAC paid an aggregate amount of commissions to PAS of $14,063,433 in 2023, $21,191,833 in 2024, and $24,608,091 in 2025. Of those aggregate amounts, PAS retained $2,963,941 in 2023, $3,773,196 in 2024, and $4,030,191 in 2025.
On November 1, 2022, GIAC entered into an Administrative Services Agreement with Talcott Resolution Life Insurance Company (“Talcott”), a Connecticut-domiciled life insurance company to provide administrative and other services with respect to the Separate Account. Talcott maintains the books and records of the Separate Account and acts as custodian of the assets of the Separate Account. Effective April 4, 2026, Talcott appointed Cognizant Technology Solutions Services, LLC as its Third-Party Administrator (TPA), who will perform administrative services, including customer support and claims processing, on its behalf.
Annuity Payments
The objective of the contracts is to provide benefit payments (known as Annuity Payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments.
Value of an Annuity Unit: The value of an Annuity Unit is determined independently for each of the Variable Investment Options. For any Valuation Period, the value of an Annuity Unit is equal to the value for the immediately preceding Valuation Period multiplied by the annuity change factor for the current Valuation Period. The Annuity Unit value for a Valuation Period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same Valuation Period adjusted to neutralize the assumed investment return used in determining the Annuity Payments. The net investment factor is reduced by (a) the mortality and expense risk charges, (b) administrative expenses and (c) if applicable, any optional benefit rider charge on an annual basis during the life of the contract. The dollar amount of any payment due after the first payment under a Variable Investment Option will be determined by multiplying the number of Annuity Units by the value of an Annuity Unit for the Valuation Period ending ten (10) days prior to the Valuation Period in which the payment is due.
Determination of the First Annuity Payment: At the time Annuity Payments begin, the value of the Contract Owner’s account is determined by multiplying the appropriate variable or fixed Accumulation Unit value on the Valuation Period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed Accumulation Units credited to the Contract Owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.
The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable to you than those guaranteed in your contract.
1

Determination of the Second and Subsequent Variable Annuity Payments: The amount of the second and subsequent variable Annuity Payments is determined by multiplying the number of Annuity Units by the appropriate Annuity Unit value as of the Valuation Period ten (10) days prior to the day such payment is due. The number of Annuity Units under a contract is determined by dividing the first variable annuity payment by the value of the appropriate Annuity Unit on the date of such payment. This number of Annuity Units remains fixed during the variable annuity payment period, provided no transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of Annuity Units will be adjusted accordingly.
The assumed investment return under the contract is the measuring point for subsequent variable Annuity Payments. If the actual net investment return (on an annual basis) remains equal to the assumed investment return, the variable Annuity Payments will remain constant in amount. If the actual net investment return exceeds the assumed investment return selected, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return selected, variable Annuity Payments will decrease.
We may provide a Contract Owner with a personalized report to demonstrate how these calculations would have impacted the income stream had the Contract Owner annuitized the contract at some time in the past. This report is based on historical information and is not necessarily representative of future performance.
Calculation of Yield Quotations for Fidelity Vip Government Money Market Portfolio Investment Division
The yield of the investment division of the Separate Account investing in the Fidelity VIP Government Money Market Portfolio represents the net change, exclusive of gains and losses realized by the investment division investing in the Fidelity VIP Government Money Market Portfolio and unrealized appreciation and depreciation with respect to the Fidelity VIP Government Money Market Portfolio’s portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one Accumulation Unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “The Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable annuity taxes) and any applicable contingent deferred sales charge (surrender charge) assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a Contract Owner, in proportion to the length of the base period and the Investment Division’s average contract size.
Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result.
The current and effective yields of the Fidelity VIP Government Money Market Portfolio Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the Fidelity VIP Government Money Market Portfolio’s portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.
Valuation of Assets of the Separate Account
The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing Annuity Payments, the shares held in the Separate Account (and corresponding Annuity Units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.
2

Qualified Plan Transferability Restrictions
Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the Contract Owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the Contract Owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.
Experts
The (i) financial statements of each of the investment options of The Guardian Separate Account D as of December 31, 2025 and for each of the periods indicated therein, and the (ii) statutory basis financial statements of The Guardian Insurance & Annuity Company, Inc. as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.
Financial Statements
(a)
The following financial statements are incorporated by reference in this Part B.
(1)
The Guardian Separate Account D Incorporated by reference to Form N-VPFS filed by the Registrant on April 17, 2026 (File No. 811-05880; Accession Number: 0001193125-26-161330).
Statement of Assets and Liabilities as of December 31, 2025
Statement of Operations for the Year Ended December 31, 2025
Statements of Changes in Net Assets for the Years Ended December 31, 2025 and 2024
Notes to Financial Statements
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
(2)
The Guardian Insurance & Annuity Company, Inc.: Incorporated by reference to Form N-VPFS filed by the Insurance Company on April 10, 2026 (Accession Number: 0001193125-26-150895).
Statutory Basis Balance Sheets as of December 31, 2025 and 2024
Statutory Basis Statements of Operations for the Years Ended December 31, 2025, 2024 and 2023
Statutory Basis Statements of Changes in Capital and Surplus for the Years Ended December 31, 2025, 2024 and 2023
Statutory Basis Statements of Cash Flows for the Years Ended December 31, 2025, 2024 and 2023
Notes to Statutory Basis Financial Statements
Supplemental Schedule 1 - Selected Financial Data, Investment Risk Interrogatories, and Summary Investment Schedule
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
3

The Guardian Separate Account D
PART C. OTHER INFORMATION
Item 27.
Exhibits
Number	Description
(a)	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account D(1)
(b)	Not Applicable
(c)	Underwriting and Distribution Contracts:
(c)(i)	Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Park Avenue Securities LLC(2)
(c)(ii)	Form of GIAC Selling Agreement(2)
(d)	Specimen of Variable Annuity Contract(1)
(e)	Form of Application for Variable Annuity Contract(1)
(f)(i)	Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc., as amended(1)
(f)(ii)	By-laws of The Guardian Insurance & Annuity Company, Inc.(1)
(g)(i)	Automatic Indemnity Reinsurance Agreement between The Guardian Insurance & Annuity Company, Inc. and The Guardian Life Insurance Company of America, as amended(1)
(g)(ii)
COINSURANCE AND MODIFIED COINSURANCE AGREEMENT BETWEEN THE GUARDIAN INSURANCE &
ANNUITY COMPANY, INC. AND TALCOTT RESOLUTION LIFE INSURANCE COMPANY, (confidential portions of this exhibit have been redacted)(12)

(g)(iii)	ADMINISTRATIVE SERVICES AGREEMENT BETWEEN THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. AND TALCOTT RESOLUTION LIFE INSURANCE COMPANY (confidential portions of this exhibit have been redacted)(13)
(h)	Participation Agreements.
(h)(i)	AB Variable Products Series Fund(4)
(h)(i)(a)	First Amendment to Agreement (2008)(4)
(h)(i)(b)	Amendment to Agreement (No. 2)(6)
(h)(i)(c)	Amendment to Agreement (No. 3)(6)
(h)(i)(d)	Amendment to Agreement (No. 4)(6)
(h)(i)(e)	Amendment to Agreement (No. 5) (2015)(6)
(h)(i)(f)	Amendment to Agreement (No. 6) (2021)(10)
(h)(ii)	AIM/Invesco Variable Insurance Funds (1998)(4)
(h)(ii)(a)	Amendments to Agreement (No. 1-5) (1998-2005)(5)
(h)(ii)(b)	Amendment to Agreement (No. 6)(4)
(h)(ii)(c)	Amendment to Agreement (No. 7) (2008)(5)
(h)(ii)(d)	Amendment to Agreement (No. 8)(6)
(h)(ii)(e)	Amendment to Agreement (No. 9)(6)
(h)(ii)(f)	Amendment to Agreement (No. 10) (2015)(6)

Number	Description
(h)(ii)(g)	Amendment to Agreement (No. 11) (2021)(10)
(h)(iii)	Davis Variable Account Fund, Inc. (1999) (including Addenda 1-2)** (as amended through 2008)(9)
(h)(iii)(a)	Amendment to Participation Agreement (2020)(10)
(h)(iv)	Fidelity Variable Insurance Products Fund (including amendments 1-3)(4)
(h)(iv)(a)	Amendment #4 to Agreement (2002)(4)
(h)(iv)(b)	Amendment #5 to Agreement (2005)(4)
(h)(iv)(c)	Amendment #6 to Agreement (2008)(4)
(h)(iv)(d)	Amendment #7 to Agreement (2021)(10)
(h)(v)	Franklin Templeton (2002)(4)
(h)(v)(a)	Amendment No. 1 (2004)(4)
(h)(v)(b)	Amendment No. 2 (2007)(4)
(h)(v)(c)	Amendment No. 3 (2008)(4)
(h)(v)(d)	Amendment No. 4 (2013)(6)
(h)(v)(e)	Amendment No. 5 (2015)(6)
(h)(v)(f)	Amendment No. 6 (2021)(10)
(h)(vi)	Gabelli Capital Series Funds, LLP (including first addendum-2001)(8)
(h)(vi)(a)	Amendment to Participation Agreement (2021)(10)
(h)(vii)	Janus Aspen Series (institutional shares) (1999)(as amended through 2020)(10)
(h)(viii)	MFS Variable Insurance Trust** (2000) (as amended through 2008)(4)
(h)(viii)(a)	Amendment to Participation Agreement (2020)(10)
(h)(ix)	Not Applicable
(h)(x)	Victory Capital Management Inc. (2015)(7)
(h)(x)(a)	Amendment to Participation Agreement (2020)(10)
(i)	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)
(j)	Not applicable
(k)	Opinion and Consent of Counsel(1)
(l)	Consent of PricewaterhouseCoopers LLP(15)
(m)	Not Applicable
(n)	Not Applicable
(o)	Not Applicable
(p)(i)	Powers of attorney executed by Keith Namiot and Andrew Gordon(14)
(p)(ii)	Power of attorney executed by Carl Desrochers(11)
(p)(iii)	Power of attorney executed by Jeffrey Turcotte(13)
(1)
Incorporated by reference to the Registration Statement on Form N-4 (Reg. 33-31755), as previously filed on April 24, 1998.

(2)
Incorporated by reference to the Registration Statement on Form N-4 (Reg. 33-31755), as previously filed on April 29, 2015.
(3)
Not Applicable
(4)
Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on August 1, 2008 (File No. 333-151073; Accession No. 0001193125-08-163928)
(5)
Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed by the Registrant on August 26, 2008 (File No. 333-151073; Accession No. 0001193125-08-184460)
(6)
Incorporated by reference Post-Effective Amendment No. 2 to the Registration statement on Form N-6 filed by the Registrant on April 24, 2015 (File No. 333-188304; Accession No. 0001193125-15-146150)
(7)
Incorporated by reference to Post-Effective Amendment No. 5 to the Registration statement on Form N-6 filed by the Registrant on April 25, 2017 (File No. 333-188304; Accession No. 0001193125-17-136515)
(8)
Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on April 26, 2019 (File No. 333-222952; Accession Number 0001193125-19-122119)
(9)
Incorporated by reference to Post-Effective Amendment No. 7 to the Registration statement on Form N-6 filed by the Registrant on April 26, 2019 (File No. 333-151073; Accession No. 0001193125-19-122124)
(10)
Incorporated by reference to Post-Effective Amendment No. 34 to the Registration statement on Form N-4 filed by the Registrant on April 27, 2021 (File No. 33 - 31755; Accession No. 0001193125-21-134322)
(11)
Incorporated by reference to Post-Effective Amendment No. 35 to the Registration statement on Form N-4 filed by the Registrant on April 27, 2022 (File No. 33-31755; Accession No. 0001193125-22-123817)
(12)
Incorporated by reference to Post-Effective Amendment No. 36 to the Registration statement on Form N-4 filed by the Registrant on April 26, 2023 (File No. 33-31755; Accession No. 0001193125-23-118266)
(13)
Incorporated by reference to Post-Effective Amendment No. 38 to the Registration statement on Form N-4 filed by the Registrant on April 25, 2025 (File No. 33-31755; Accession No. 0001193125-25-096123)
(14)
Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 filed on August 27, 2025 (Reg. No. 333-272291 Accession Number 0001193125-25-189594)
(15)
Filed herewith
Item 28.
Directors and Officers of the Insurance Company
The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”).
THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
DIRECTOR & OFFICER ROSTER
Name and Principal Business Address:	Positions and Offices with Insurance Company
Keith Namiot 10 Hudson Yards, New York, NY 10001	Director and President Director
Andrew Gordon 10 Hudson Yards, New York, NY 10001	Director
Jeffrey Turcotte 10 Hudson Yards, New York, NY 10001	Director and Chief Actuary
Nicholas Liolis 10 Hudson Yards, New York, NY 10001	Chief Investment Officer
Isaac Lowenbraun 10 Hudson Yards, New York, NY 10001	Senior Managing Director, Head of Fixed Income Allocations
Felix Lurye 10 Hudson Yards, New York, NY 10001	Senior Managing Director, Head of ALM & Investment Strategy
Adam Berkowitz 10 Hudson Yards, New York, NY 10001	Senior Managing Director, Head of Alternative Allocations
Kermitt Brooks 10 Hudson Yards, New York, NY 10001	Chief Legal Officer

Name and Principal Business Address:	Positions and Offices with Insurance Company
Harris Oliner 10 Hudson Yards, New York, NY 10001	Associate General Counsel, Corporate Secretary
Mark Tynkov 10 Hudson Yards, New York, NY 10001	Illustration Actuary
Carl Desrochers 700 South Street, Pittsfield, MA 01201	Head of IM Finance and Actuarial
Chi M. Kwok 10 Hudson Yards, New York, NY 10001	Managing Director, Actuary, Asset Liability Management
Jeff Butscher 6255 Sterner’s Way, Bethlehem, PA 18017	Chief Compliance Officer & Rule 38a-1 Chief Compliance Officer
Stuart Carlisle 10 Hudson Yards, New York, NY 10001	Head of Product Fund Management
Kimberly Delaney Geissel 6255 Sterner’s Way, Bethlehem, PA 18017	Strategic Initiatives Executive
Debra Udicious 10 Hudson Yards, New York, NY 10001	Corporate Treasurer
Andrew Baj 10 Hudson Yards, New York, NY 10001	Derivatives Officer
Larry Weiss 10 Hudson Yards, New York, NY 10001	Head of Asset Management Accounting & Mutual Fund Treasurer
Nahulan Ethirveerasingam 10 Hudson Yards, New York, NY 10001	Head of Annuity Product Management
Alex D. Borress 101 Crawfords Corner Rd. Holmdel, NJ 07733	Senior Lead Actuary, Head of Life & Annuity Pricing
Mordechai Shapiro 10 Hudson Yards, New York, NY 10001	Senior Director, Actuary, Asset & Liability Management
Shawn P. McGrath 700 South Street, Pittsfield, MA 01201	Individual Markets Controller
Christian Mele 6255 Sterner’s Way, Bethlehem, PA 18017	Head of GIAC Annuity & New Business Operations
Mariana Slepovitch 10 Hudson Yards, New York, NY 10001	Senior Actuary, Corporate
Robert Negron 10 Hudson Yards, New York, NY 10001	Associate General Counsel, Assistant Corporate Secretary
Tyla Reynolds 10 Hudson Yards, New York, NY 10001	Assistant General Counsel, Assistant Corporate Secretary
Lisa DiMario 10 Hudson Yards, New York, NY 10001	Assistant Treasurer
Brian Hagan 10 Hudson Yards, New York, NY 10001	Anti-Money Laundering Officer

Name and Principal Business Address:	Positions and Offices with Insurance Company
John J. Monahan 6255 Sterner’s Way, Bethlehem, PA 18017	Senior Compliance Lead, Individual Markets
Suyash Paliwal 10 Hudson Yards, New York, NY 10001	Assistant General Counsel, Regulatory Affairs
Item 29.
Persons Controlled by or under Common Control with the Insurance Company or the Registered Separate Account
The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Item 30.
Indemnification
The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.
The Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc. includes the following provision:
No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.
Principal Underwriters
(a) Park Avenue Securities LLC (“PAS”) is the principal underwriter for the Contract.

In addition, PAS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.
(b) The following is a list of managers and principal officers of PAS.
PARK AVENUE SECURITIES LLC
MANAGER & OFFICER ROSTER
OFFICER AND PRINCIPAL BUSINESS ADDRESS	OFFICER TITLE
Marianne Caswell 10 Hudson Yards, New York, NY 10001	Manager and President
Michael Perry 10 Hudson Yards, New York, NY 10001	Manager
Leyla Lesina 10 Hudson Yards, New York, NY 10001	Manager
Carl Desrochers 700 South Street, Pittsfield, MA 01201	Manager
Harris Oliner 10 Hudson Yards, New York, NY 10001	Associate General Counsel, Corporate Secretary
Carly Maher 10 Hudson Yards, New York, NY 10001	Head of Wealth Management Strategy and Business Operations
Ravin Puri 10 Hudson Yards, New York, NY 10001	Corporate Development and Partnerships Lead
Joshua Hergan 10 Hudson Yards, New York, NY 10001	Assistant General Counsel
Joseph Gallo 10 Hudson Yards, New York, NY 10001	Chief Compliance Officer
Shawn McGrath 700 South Street, Pittsfield, MA 01201	Individual Markets Controller
Allen Boggs 10 Hudson Yards, New York, NY 10001	Head of Supervision and Business Risk
Damon Gruss 10 Hudson Yards, New York, NY 10001	Leader – Advisor Advocacy and Escalations
Michael Ryniker 10 Hudson Yards, New York, NY 10001	Head of Operations
Amy Estrada 10 Hudson Yards, New York, NY 10001	Manager of Operations
Brandon Bloeth 10 Hudson Yards, New York, NY 10001	Senior Manager, Wealth Management Strategic Initiatives
Robert D. Grauer 10 Hudson Yards, New York, NY 10001	Associate General Counsel, Assistant Corporate Secretary
Tyla Reynolds 10 Hudson Yards, New York, NY 10001	Assistant General Counsel, Assistant Corporate Secretary
Kyle Hooper 10 Hudson Yards, New York, NY 10001	Senior Counsel, Assistant Corporate Secretary

OFFICER AND PRINCIPAL BUSINESS ADDRESS	OFFICER TITLE
Rose Burachio 10 Hudson Yards, New York, NY 10001	Assistant Corporate Secretary
Brian Hagan 101 Crawfords Corner Rd, Holmdel, PA 07733	Anti-Money Laundering Compliance Officer
(c) PAS, as the principal underwriter of the Contract, received, either directly or indirectly, the following commissions or other compensation from GIAC during the fiscal year ended December 31, 2025.
Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Park Avenue Securities LLC	N/A	N/A	N/A	N/A
Item 32.
Location of Accounts and Records
The name and address of each person maintaining physical possession of each account, book, or other document required to be maintained by the Registered Separate Account pursuant to section 31(a) of the 1940 Act and the rules thereunder is provided in the Registered Separate Account's most recent report on Form N-CEN.
Item 33.
Management Services
Not Applicable.
Item 34.
Fee Representation
With regard to the Variable Investment Options, GIAC represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registered Separate Account certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in New York, New York on this 1st day of May, 2026.
The Guardian Separate Account D (Registered Separate Account)
By:	/s/ *
Keith Namiot
President of The Guardian Insurance & Annuity Company, Inc.

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (Insurance Company)
By:	/s/ *
Keith Namiot
President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signatures	Title
/s/ *	President and Director
Keith Namiot	(Principal Executive Officer)
/s/ *	Head of IM Finance and Actuarial
Carl Desrochers	(Principal Financial & Accounting Officer)
/s/ *	Director
Andrew Gordon
/s/ *	Chief Actuary & Director
Jeffrey Turcotte
May 1, 2026

*By:	/s/ Patrick D. Ivkovich
Patrick D. Ivkovich
Attorney-In-Fact Pursuant to Power of Attorney
Exhibit Index
Exhibit Number	Description
(l)	Consent of PricewaterhouseCoopers LLP